iShares®

iShares Trust

Supplement dated April 2, 2014

to the Statement of Additional Information (“SAI”) dated December 1, 2013 for the iShares China Large-Cap ETF, iShares FTSE China ETF, iShares MSCI EAFE ETF, iShares MSCI EAFE Growth ETF, iShares MSCI EAFE Minimum Volatility ETF, iShares MSCI EAFE Small-Cap ETF, iShares MSCI EAFE Value ETF, iShares MSCI Europe Financials ETF, iShares MSCI Far East Financials ETF, iShares MSCI USA Minimum Volatility ETF, iShares MSCI USA Momentum Factor ETF, iShares MSCI USA Quality Factor ETF, iShares MSCI USA Size Factor ETF, iShares MSCI USA Value Factor ETF, iShares North American Natural Resources ETF, iShares North American Tech ETF, iShares North American Tech-Multimedia Networking ETF, iShares North American Tech-Software ETF, iShares NYSE 100 ETF, iShares NYSE Composite ETF and iShares PHLX Semiconductor ETF (the “Funds”)

The information in this Supplement updates the information in, and should be read in conjunction with, the SAI for the Funds.

The following funds have liquidated effective April 1, 2014:

■	iShares MSCI ACWI ex U.S. Consumer Discretionary ETF (AXDI);

■	iShares MSCI ACWI ex U.S. Consumer Staples ETF (AXSL);

■	iShares MSCI ACWI ex U.S. Energy ETF (AXEN);

■	iShares MSCI ACWI ex U.S. Financials ETF (AXFN);

■	iShares MSCI ACWI ex U.S. Healthcare ETF (AXHE);

■	iShares MSCI ACWI ex U.S. Industrials ETF (AXID);

■	iShares MSCI ACWI ex U.S. Information Technology ETF (AXIT);

■	iShares MSCI ACWI ex U.S. Materials ETF (AXMT);

■	iShares MSCI ACWI ex U.S. Telecommunication Services ETF (AXTE); and

■	iShares MSCI ACWI ex U.S. Utilities ETF (AXUT).

If you have additional questions, please call 1-800-iShares (1-800-474-2737).

iShares® is a registered trademark of BlackRock, Inc. or its affiliates.
IS-SAI-07-S8

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